SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 30, 2009

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A of Central European Distribution Corporation (the “Company”) filed July 10, 2009 (the “First Amendment”). The First Amendment amended the Company’s Current Report on Form 8-K filed on April 30, 2009 relating to the Company’s investment in the Russian Alcohol Group. The First Amendment intended to provide the financial information relating to the Russian Alcohol Group required to be provided pursuant to Item 9.01 of Form 8-K, which consisted of (1) audited consolidated and combined financial statements of the Russian Alcohol Group as at and for the two years ended December 31, 2007 and 2006 (the “2007 Financial Statements”), (2) audited consolidated financial statements of Lion/Rally Cayman 2 (the parent company of the Russian Alcohol Group) as at December 31, 2008 and for the period since incorporation (the “December 31, 2008 Financial Statements”), (3) audited combined interim financial statements of the Russian Alcohol Group as at July 8, 2009 and for the period from January 1, 2008 to July 8, 2008 (the “July 8, 2008 Financial Statements”) and (4) unaudited pro forma financial statements relating to the acquisition of the Russian Alcohol Group (the “Pro Forma Financial Statements”).

However, the First Amendment did not include the “Report of Independent Registered Accounting Firm” (the “Audit Report”) for the July 8, 2008 Financial Statements. That failure was an inadvertent oversight; the Audit Report, and the related consent to include it in the Company’s registration statements, had been issued prior to the filing. The purpose of this Current Report on Form 8-K/A is to include the Audit Report for the July 8, 2008 Financial Statements and to provide currently dated consents of ZAO PricewaterhouseCoopers Audit (attached as Exhibit 23.1 hereto) and BDO Unicon’s consent dated July 10, 2009 (attached as Exhibit 23.2) to incorporate their reports in registration statements of the Company filed under the Securities Act of 1933, as amended. The 2007 Financial Statements, the December 31, 2008 Financial Statements, the July 8, 2008 Financial Statements and the Pro Forma Financial Statements have not been changed in any way except for the addition of the Audit Report to the July 8, 2008 Financial Statements and, for convenience and ease of reference, are contained in Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively. Except for changing the reference to “Amendment No. 1” in the last sentence of Item 2.01 to “Amendment No. 2,” the disclosures under Items 2.01 and 9.01 of the First Amendment have not been changed in any way and, for convenience and ease of reference, are restated below in their entirety. No attempt has been made in this Current Report on Form 8–K/A to update other disclosures presented in the First Amendment and this Current Report on Form 8–K/A does not reflect events occurring after the filing of the First Amendment or modify or update those disclosures affected by subsequent events.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 30, 2009, Central European Distribution Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the amendment of its investment in the Russian Alcohol Group (“RAG”) with Lion Capital LLP and certain of Lion’s affiliates (collectively with Lion Capital LLP, “Lion”) and certain other investors, pursuant to which the Company expects, through a multi-stage equity purchase, to acquire over the next five years (including 2009) all of the equity interests in RAG held by Lion. This Amendment No. 2 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated and combined financial statements of RAG as at and for the two years ended December 31, 2007 and 2006 are contained in Exhibit 99.1, which is incorporated herein by reference. The audited consolidated financial statements of Lion/Rally Cayman 2 (the parent company of the Russian Alcohol Group) as at December 31, 2008, and for the period since incorporation, are contained in Exhibit 99.2 hereto, which is incorporated herein by reference. The audited combined interim financial statements of RAG as at July 8, 2008 and for the period from January 1, 2008 to July 8, 2008 are contained in Exhibit 99.3 hereto, which is incorporated herein by reference.

(b)	Pro forma financial information.

The required pro forma financial information is contained in Exhibit 99.4 hereto, which is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consents of ZAO PricewaterhouseCoopers Audit.

23.2	Consent of BDO Unicon.

99.1	Audited consolidated and combined financial statements of the Russian Alcohol Group as at and for the two years ended December 31, 2007 and 2006.

99.2	Audited consolidated financial statements of Lion/Rally Cayman 2 (the parent company of the Russian Alcohol Group) as at December 31, 2008 and for the period since incorporation.

99.3	Audited combined interim financial statements of the Russian Alcohol Group as at July 8, 2008 and for the period from January 1, 2008 to July 8, 2008.

99.4	Unaudited pro forma financial statements relating to the acquisition of the Russian Alcohol Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Christopher Biedermann
Christopher Biedermann
Vice President and Chief Financial Officer

Date: July 13, 2009

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consents of ZAO PricewaterhouseCoopers Audit.

23.2	Consent of BDO Unicon.

99.1	Audited consolidated and combined financial statements of the Russian Alcohol Group as at and for the two years ended December 31, 2007 and 2006.

99.2	Audited consolidated financial statements of Lion/Rally Cayman 2 (the parent company for the Russian Alcohol Group) as at December 31, 2008 and for the period since incorporation.

99.3	Audited combined interim financial statements of the Russian Alcohol Group as at July 8, 2008 and for the period from January 1, 2008 to July 8, 2008.

99.4	Unaudited pro forma financial statements relating to the acquisition of the Russian Alcohol Group.